Offerings - Offering: 1	Feb. 10, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,487,735.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 757.86
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 257,304 Shares (approximately 5.00% of the net assets of the Fund as of September 30, 2025) based on a net asset value per Class Y Share as of close of business on September 30, 2025 of $21.33.